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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported): May 22, 2000
                                                           ------------



                            INC.UBATOR CAPITAL, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                    000-25521                  88-0407731
          --------                    ---------                  ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)





                9777 Wilshire Boulevard, Beverly Hills, CA 90212
                ------------------------------------------------
                (Address of principal executive offices/Zip Code)

       Registrant's telephone number, including area code: (310) 205-6090
                                                           --------------

             Former name, former address, and former fiscal year, if
                           changed since last report:
                                  Shanecy, Inc.
                                 --------------


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Forward-Looking Statements

         There are forward-looking statements in this document, and in Inc.ubator Capital, Inc.'s (referred to in this document as "Inc.ubator" and formerly known as Shanecy, Inc. (the "Company")) public documents to which they may refer, that are subject to risks and uncertainties in addition to those set forth above. These forward-looking statements include information about possible or assumed future results of Inc.ubator's operations. Also, when any of the words "may," "will," "believe," "expect," "anticipate," "estimate," "continue" or similar expressions are used, Inc.ubator is making forward-looking statements. Many possible events or factors, including but not limited to those set forth herein, could affect future financial results and performance. This could cause Inc.ubator's results or performance to differ materially from those expressed in any forward-looking statements. These and other risks are described in Inc.ubator's other publicly filed documents and reports that are available from Inc.ubator and from the Securities and Exchange Commission ("the SEC").

Item 5.  Other Events

         On June 1, 2000, the Company filed an amendment to its Amended and Restated Articles of Incorporation changing its name to Inc.ubator Capital, Inc. As a result of its name change, Inc.ubator will also be changing its ticker symbol on the OTC Bulletin Board in the near future.

         On May 22, 2000, Inc.ubator entered into a Term Sheet to acquire all of the outstanding capital stock of ThemeWare Corporation ("ThemeWare"), a California corporation (the "Term Sheet"). The Term Sheet provides that Inc.ubator will acquire 100% of the outstanding capital stock of ThemeWare for $135 million in Inc.ubator's registered common stock. The Term Sheet further provides that 10% of the shares of Inc.ubator's common stock to be exchanged for ThemeWare's shares would be held in escrow to fund any indemnity obligations of ThemeWare under the definitive agreements. All shares of the Inc.ubator common stock will be subject, for a two year period, to certain transfer restrictions. There will also be certain "leak-out" provisions whereby ThemeWare shareholders may sell a limited percentage of their Inc.ubator shares.

         The Term Sheet further provides that Inc.ubator will invest a total of five million dollars in ThemeWare. One million dollars was invested as of June 2, 2000 pursuant to a Form of Promissory Note (the "Promissory Note"), dated May 22, 2000, attached as Exhibit 99.1, executed by ThemeWare in favor of Inc.ubator. The note is a demand note and provides for an annual interest rate of eight percent. This note will convert into equity upon the closing of the acquisition and will constitute part of the five million dollar investment by Inc.ubator into ThemeWare. Another one million dollars will be invested upon the execution of the definitive agreements memorializing the transaction contemplated by the Term Sheet. Another one million dollars will be invested upon the SEC's declaration that the Registration Statement on Form S-4 concerning this transaction is effective and a majority of the shareholders of ThemeWare have approved the transaction. The remaining two million dollars is anticipated to be invested over the 12 month period following closing of the proposed transaction.

         Inc.ubator expects to adopt ThemeWare's present stock option plan incorporating the same or similar term and conditions, numbers of shares and respective strike prices. Inc.ubator also expects to establish certain incentive plans to retain key employees and to reinforce Inc.ubator's commitment to ThemeWare.

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         The consummation of the transaction is subject to, among other things, the execution of definitive agreements and approval of shareholders. There is no assurance that the acquisition referenced in the Term Sheet will be consummated. It is possible that the parties to the Term Sheet will agree to modify or waive one or more terms and/or conditions of the Term Sheet in accordance with such Term Sheet. If the acquisition is consummated, it is also possible that, by agreement of the parties, one or more terms and/or conditions of any legally binding definitive agreements will differ materially from the terms and conditions of the Term Sheet.

         On May 22, 2000, Inc.ubator entered into a Voting Agreement, attached hereto as Exhibit 99.2, with ThemeWare and a majority of the shareholders of ThemeWare, which provides, generally, that such shareholders will vote in favor of the transactions at the time of the vote of the ThemeWare shareholders.

         On May 22, 2000, Inc.ubator entered into an Interim Operating Agreement (the "Operating Agreement") with ThemeWare, attached hereto as Exhibit 99.3. All of ThemeWare's existing management agreements are to remain in effect. However, during the period between the execution of the Term Sheet and the closing of the proposed acquisition, Inc.ubator will assume management oversight of the daily operations of ThemeWare through the implementation of the Operating Agreement. The Operating Agreement provides that Inc.ubator will maintain all of ThemeWare's current business relationships, including those with manufacturers, distributors, producers, vendors, creditors, and the parties will operate the business of ThemeWare in the usual and ordinary course of business.

         The terms of the Term Sheet, Promissory Note, Voting Agreement, and Operating Agreement, are also described in Inc.ubator's Press Release, dated June 7, 2000, attached hereto as Exhibit 99.4.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements

         None are being filed with this report at this time.

         (b)      Pro-forma Financial Information

         None is being filed with this report at this time.

         (c)      Exhibits

                  99.1     Form of Promissory Note
                  99.2     Voting Agreement
                  99.3     Interim Operating Agreement
                  99.4     Press Release

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           SHANECY, INC.


Date:  June 7, 2000                        By: /s/ Michael Bodnar
       --------------                          ---------------------------------
                                           Michael Bodnar
                                           Treasurer and Chief Financial Officer







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                                  EXHIBIT INDEX

Exhibit
Number                     Description
-------                    -----------

99.1                       Form of Promissory Note
99.2                       Voting Agreement
99.3                       Interim Operating Agreement
99.4                       Press Release














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